Registration No. 33-80784
                                                       File No. 811-8484

P R O S P E C T U S

Class E shares                                                  November 1, 1996

                    Mentor Perpetual International Portfolio

     Mentor Perpetual International Portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. Mentor Perpetual Advisors, LLC is the Portfolio's investment adviser. An investment in shares of the Portfolio offered by this Prospectus is designed for institutional and high net-worth individual investors who invest or maintain their accounts in the Portfolio with the assistance of a broker-dealer, financial consultant, or similar service provider. THE PORTFOLIO MAY USE LEVERAGE -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the March 11, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, LLC at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.

                            ------------------------

                            Mentor Distributors, LLC
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
   OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown reflect the expenses the Portfolio expects to incur in its first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases                             None
Maximum Sales Load Imposed on Reinvested Dividends                  None
Deferred Sales Load                                                 None
Redemption Fee                                                      None
Exchange Fee                                                        None
ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees                                                     1.00%
12b-1 Fees                                                          0.00%
Shareholder Service Fee                                             0.25%
Other Expenses (after expense limitation)                           0.10%*
                                                                  ------
Total Portfolio Operating Expenses (after
  expense limitation)                                               1.35%*
---------------

* Other Expenses and Total Portfolio Operating Expenses reflect a voluntary expense limitation. In the absence of the expense limitation, Other Expenses are expected to be 0.35% and Total Portfolio Operating Expenses are expected to be 1.60%.

EXAMPLE

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

1 YEAR     3 YEARS
------     -------

 $ 14        $44

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

     An investment in shares of the Institutional Class (Class D shares) of the Portfolio is not subject to a shareholder service fee; these shares are sold to institutional and high net-worth individual investors who do not invest or maintain their accounts in the Portfolio through or with the assistance of a broker-dealer, financial consultant, or similar service provider, or who otherwise do not wish to take advantage of any benefits available to them as a result of payments made under the Portfolio's Shareholder Servicing Plan. See "Purchase of Shares -- Shareholder Servicing Plan; financial intermediaries".

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                       INVESTMENT OBJECTIVE AND POLICIES

     Mentor Perpetual International Portfolio's investment objective is long-term capital appreciation. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC, the Portfolio's investment adviser ("Mentor Perpetual"), believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     INVESTMENTS IN SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may also involve certain special risks. Such companies may have

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limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of certain of these practices and risks they may involve.

     BORROWING AND LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Portfolio's market exposure and its risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the

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Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return.

     The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index, or the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of Mentor Perpetual to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options and futures transactions only if Mentor Perpetual believes that a liquid secondary market exists for such options or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

     The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Perpetual, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     REPURCHASE AGREEMENTS; SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the

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Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     Except for investment policies designated in this Prospectus or the Statement of Additional as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

MANAGEMENT

     The Trustees of Mentor Institutional Trust (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolio. Mentor Investment Group receives no compensation from the Portfolio for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

     Mentor Perpetual is an investment advisory firm owned equally by Perpetual plc and Mentor Investment Advisors, LLC, an affiliate of Mentor Investment Group. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of The Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals at Mentor Perpetual.

     Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), a diversified financial services holding company. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Subject to the general oversight of the Trustees of the Trust, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Perpetual.

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     Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters, are borne by the Portfolio.

     PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's annual portfolio turnover rate is expected to be less than 200% for the current fiscal year.

HOW THE PORTFOLIO VALUES ITS SHARES

     The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

PURCHASE OF SHARES

     Class E shares of the Portfolio are available to shareholders who invest or maintain a Portfolio account with the assistance of a broker-dealer, financial consultant, or similar service provider (a "financial intermediary").

     Shares are sold at a price based on the Portfolio's net asset value next determined after a purchase order is received by the Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     An investor may make an initial purchase of shares in the Portfolio by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust, or through a financial intermediary. If you purchase shares through your financial intermediary, your financial intermediary will be responsible for forwarding any necessary documentation and payments to Mentor Distributors.

     Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum

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investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     If you buy shares through a financial intermediary, the financial intermediary must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Perpetual, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Perpetual that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Perpetual in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of the Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of the Portfolio through EVEREN Securities, Inc. with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     In all cases Mentor Perpetual or Mentor Distributors reserves the right to reject any particular investment.

     SHAREHOLDER SERVICING PLAN; FINANCIAL INTERMEDIARIES. The Portfolio has adopted a Shareholder Servicing Plan (the "Plan") with respect to its Class E shares. Under the Plan, financial intermediaries may enter into shareholder service agreements with Mentor Distributors to provide administrative support to their customers who hold Class E shares of the Portfolio. In return for providing these support services, a financial intermediary may receive payments from Mentor Distributors at a rate not exceeding 0.25% of the average daily net assets of the Portfolio attributable to the Class E shares held by its customers. These support services may include, but are not limited to, the following: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as Mentor Distributors reasonably requests.

     In addition to receiving payments under the Plan, financial intermediaries may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to

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holders of Class E shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.

     When you effect transactions with the Portfolio (including, for example, purchases, sales, or redemptions of shares) through a financial intermediary, your financial intermediary, and not the Portfolio, will be responsible for taking all steps, and furnishing all necessary documentation, to effect the transactions. Your financial intermediary may charge for these services. Certain financial intermediaries may not effect transactions with the Portfolio for their clients.

REDEMPTION OF SHARES

     You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your financial intermediary.

     SELLING SHARES DIRECTLY TO THE PORTFOLIO. A shareholder may redeem all or any portion of its shares in the Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o: Mentor Institutional Trust, P.O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. Your financial intermediary must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. If you redeem your shares through a financial intermediary, your financial intermediary will be responsible for delivering your redemption request and all necessary documentation to the Portfolio and may charge you for its services.

     GENERAL. A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

          (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

          (2) the request is signed by each registered owner exactly as the shares are registered; and

          (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition,

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the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

HOW DISTRIBUTIONS ARE MADE

     The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

TAXES

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Perpetual will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more

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series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. The Portfolio's shares are currently divided into four classes. Only shares of the Portfolio's Class E shares are being offered by this Prospectus. The Portfolio also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. FOR MORE INFORMATION, INCLUDING YOUR ELIGIBILITY TO PURCHASE ANY OTHER CLASS OF SHARES, CONTACT MENTOR DISTRIBUTORS.

     Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Class E shares of the Portfolio. The Portfolio's "yield" for each class of shares is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of the Class E shares of the Portfolio through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the shares over the period. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance for different classes of shares of the Portfolio will differ. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

     ALL DATA IS BASED ON THE PORTFOLIO'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE PORTFOLIO IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                                     Mentor
                                   Perpetual
                                 International
                                   Portfolio

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                                   PROSPECTUS
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